UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 22, 2010

STANDARD GOLD, INC.
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

000-14319	84-0991764
(Commission File Number)	(IRS Employer Identification No.)

80 South Eighth Street, Suite 900
Minneapolis, MN  55402
(Address of principal executive offices) (Zip Code)

(612) 349-5277
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On March 22, 2010, the board of directors of Standard Gold, Inc. (the “Company”) approved and adopted the Company’s 2010 Stock Incentive Plan (the “Plan”) and reserved for issuance under the Plan 3,000,000 shares of the Company’s common stock, par value $.001 per share.  A brief description of the material terms of the Plan is set forth below, and is qualified by reference to the actual text of the Plan, which is filed herewith as Exhibit 10.1, and incorporated herein by reference.

General

The Plan provides for the issuance of incentives in the following forms:  (i) incentive and non-statutory stock options; (ii) stock appreciation rights (commonly referred to as “SARs”); (iii) restricted stock; and (iv) stock awards.  Employees, officers, directors, consultants and other independent contractors of the Company (including its subsidiaries) are eligible to receive incentives under the Plan.

Administration

The Plan is to be administered by the board of directors or through the Company’s compensation committee (the “Administrator”), which committee, if any, shall have at least two members of the board who shall be non-employee directors who are intended to meet the criteria of “outside director” under Code Section 162(m) and “non-employee director” under Section 16 of the Securities Exchange Act of 1934.  The Company’s chief executive officer may, on a discretionary basis and without committee review or approval, grant options to purchase up to 50,000 shares each to new employees of the Company who are not officers of the Company, subject to a maximum of an aggregate of 150,000 shares in any fiscal year.

Maximum Stock Award Levels

The maximum number of shares available for awards under the Plan is 3,000,000. No individual participant may be granted stock options and SARs in any single fiscal year during the term of the Plan in respect of more than 1,000,000 shares of common stock.

Types of Incentives

Stock Options.  The Administrator may grant non-qualified and incentive stock options to eligible participants to purchase shares of common stock from the Company. The Plan confers on the Administrator discretion, with respect to any such stock option, to determine the term of each option, the time or times during its term when the option becomes exercisable and the number and purchase price of the shares subject to the option. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of non-statutory options may not be less than 100% of the fair market value of the stock on the date of grant, with limited exceptions for awards that satisfy the requirements for deferred compensation under Section 409A of the Internal Revenue Code.  The maximum term of options under the Plan is ten years.

Stock Appreciation Rights.  A stock-appreciation right, or SAR, is a right to receive, without payment to the Company, a number of shares, the amount of which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. For this purpose, the “appreciation” in the shares consists of the amount by which the fair market value of the shares of common stock on the exercise date exceeds (a) in the case of an SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of an SAR granted alone, without reference to a related stock option, an amount determined by the committee at the time of grant. The Administrator has the discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR.

Stock Awards and Restricted Stock.  A stock award consists of the transfer by the Company to a participant shares of the Company, without any payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of the Company which are sold or transferred by the Company to a participant at a price, if any, determined by the Administrator and subject to restrictions on their sale or other transfer by the participant.  The Administrator shall determine number of shares transferred pursuant to any stock award or as restricted stock, the price, if any, at which shares of restricted stock shall be sold to a participant and the terms of restrictions applicable to restricted stock.

Transferability of Incentives

Incentives granted under the Plan may not be transferred, pledged or assigned by the holder thereof except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the incentive, or (in the case of a stock option or an SAR) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Nevertheless, stock options and SARs may be transferred by the holder thereof to the holder’s spouse, children, grandchildren or parents (collectively referred to as “family members”), to trusts for the benefit of such family members, to partnerships or limited liability companies in which family members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Code Section 501(c)(3).

Effect of Certain Corporate Events

Unless otherwise provided in the agreement for an incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Administrator (collectively referred to herein as a “transaction”), the Administrator shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to:

•
terminating the Plan and all incentives and (i) granting the holders of outstanding vested options, in lieu of any shares of common stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such holder had received common stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any), (ii) granting the holders of SARs that entitle the participant to receive common stock, in lieu of any shares of common stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such common stock had been issued to and held by the participant immediately prior to such transaction; and (iii) treating holders of any incentive which does not entitle the participant to receive common stock in an equitable manner as determined by the Administrator;

•
providing that participants holding outstanding vested common stock-based incentives shall receive, with respect to each share of common stock issuable pursuant to such incentives as of the effective date of any such transaction, at the determination of the Administrator, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the fair market value of such common stock on a date within ten days prior to the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction;

•
providing that the Plan (or a replacement plan) shall continue with respect to incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such incentives the right to earn their respective incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction; and

•
providing that all unvested, unearned or restricted incentives shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any incentive.

In addition, the Company’s board of directors may restrict the rights of participants in the event of a transaction to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Code or any other applicable law or regulation.

Duration, Amendment and Termination

Subject to limited exceptions, the Company’s board of directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may adversely change or impair a previously granted incentive without the consent of the recipient thereof.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President

On April 1, 2010, the Company appointed Stephen E. Flechner, age 67, to serve as its President effective as of such date.  Since 1994, Mr. Flechner has served as a consultant to several junior mineral exploration companies, many of which have been listed on the TSX Venture Exchange or the OTCBB.    From 2006 to 2008, Mr. Flechner served as interim president and as a director of Woulfe Mining Inc., where he was instrumental in acquiring for Woulfe Mining the largest formerly producing gold and tungsten mines in South Korea.  From 1979 to 1993, Mr. Flechner served as vice president and general counsel of Gold Fields Mining Corp, the US subsidiary of the former Consolidated Gold Fields of London, where he helped acquire, permit, finance and develop low-cost, heap-leach gold mines at Ortiz in New Mexico, Mesquite in California and Chimney Creek in Nevada.  Since 2004, Mr. Flechner has also  served as a director of Cronus Resources Ltd., a publicly traded exploration company located in Toronto, Ontario, Canada (TSXV: CZR), which recently announced a potential merger transaction with a privately held company that controls certain gold projects in Colombia.  Mr. Flechner holds a Doctorate in Law from Yale and has lectured at the Rocky Mountain Mineral Law Institute on “Environmental Laws & Regulations Governing Gold Mining in the West”.

On April 1, 2010, the Company entered into an employment agreement (the “Employment Agreement”) with Mr. Flechner to serve as its President commencing on such date.  The term of the Employment Agreement is for a period of one year, with automatic one-year renewals, subject to either party’s right to terminate upon 30-day written notice.  Pursuant to the Employment Agreement, Mr. Flechner is entitled to a base salary of $10,000 per month, and is eligible for an annual bonus at the discretion of the Company’s compensation committee (or the Company’s board in the absence of a compensation committee).  In the event Mr. Flechner is terminated by the Company for any reason other than death or for “Cause” (as defined in the Employment Agreement), he will be entitled to receive his accrued and unpaid compensation to the time of the termination plus a severance payment of $60,000, provided that in the event such termination occurs within three months of commencement of employment, such severance payment shall be equal to $20,000 multiplied by the number of full months of employment Mr. Flechner has completed with the Company as of such termination date.  The Employment Agreement includes standard confidentiality provisions, as well as a one-year non-solicitation provision and a one-year non-competition provision.

Pursuant to the Employment Agreement, the Company and Mr. Flechner also entered into a Stock Option Agreement (the “Option Agreement”), whereby the Company issued Mr. Flechner a ten-year option to purchase 800,000 shares of the Company’s common stock at an exercise price of $0.90 per share, which was the closing price of the Company’s common stock on the date employment commenced.  The option is subject to the terms of the Plan, and vests in three equal annual installments, with the first tranche vesting on the date employment commenced.  The vesting of the option shall accelerate (i) at such time the closing price of the Company’s common stock (as quoted on the OTCBB or an exchange) remains at or above $3.00 per share for 30 consecutive days, (ii) upon Mr. Flechner’s death, (iii) upon the occurrence of a Change of Control (as defined in the Employment Agreement or (iv) upon the termination of employment for any reason other than Cause.

During the months of January 2010 through March 2010, Mr. Flechner provided services to the Company on an outside consulting basis, and in consideration therefor was paid an aggregate of $30,000 in the form of consulting fees.

The above summary of the Employment Agreement and Option Agreement are qualified by reference to the actual text of the Employment Agreement and Option, which are filed herewith as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

Mr. Flechner is also party to a consulting agreement with Wits Basin Precious Minerals Inc., the majority shareholder of the Company (“Wits Basin”), dated April 1, 2010, whereby Mr. Flechner is to provide outside consulting services to Wits Basin.  Pursuant to the consulting agreement, Mr. Flechner is eligible to receive a consulting fee equal to $500 per full-day ($800 if completed outside the United States) such services are provided, with the specific services and the amount of time required to complete such services to be agreed in writing by Wits Basin and Mr. Flechner on a project-by-project basis.  On April 1, 2010, as additional consideration for his agreement to enter into the consulting agreement, Wits Basin issued Mr. Flechner a five-year warrant to purchase 1,500,000 shares of Wits Basin common stock at an exercise price of $0.10 per share.  The exercisability of the warrant vests in the holder in three equal annual installments, with the right to exercise the first 500,000 shares under the warrant vesting immediately.

Option Grant to Chief Executive Officer

On April 1, 2010, the Company entered into a Stock Option Agreement with its Chief Executive Officer, Stephen D. King, whereby the Company issued Mr. King a ten-year option to purchase 800,000 shares of the Company’s common stock at an exercise price of $0.90 per share, which was the closing price of the Company’s common stock on the date of grant.  The option is subject to the terms of the Plan, and vests in three equal annual installments with the first tranche vesting on the date of grant.  The vesting of the option shall accelerate (i) upon Mr. King’s death or (ii) upon the occurrence of a Change of Control (as defined in the option agreement).  Immediately upon grant, Mr. King transferred his rights to the Stock Option Agreement to his spouse, Deborah King.

The option agreement with Mrs. King (as an assignee of Mr. King) is filed herewith as Exhibit 10.4, which is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

	10.1	2010 Stock Incentive Plan
	10.2	Employment Agreement with Stephen E. Flechner dated April 1, 2010
	10.3	Stock Option Agreement with Stephen E. Flechner dated April 1, 2010
	10.4	Stock Option Agreement with Deborah King dated April 1, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD GOLD, INC.

Date: April 5, 2010	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer